Earnings per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Share

Note 12.  Earnings Per Share

During the year ended December 31, 2017, the Company issued approximately 1.0 million shares of common stock in conjunction with the Fairrington acquisition.  During the year ended December 31, 2017, no shares of common stock were purchased by the Company, however, a de minimis amount of shares were withheld from employees for tax liabilities upon vesting of equity awards.

Basic earnings per share (“EPS”) is calculated by dividing net earnings attributable to the Company’s stockholders by the weighted average number of common shares outstanding for the period. In computing diluted EPS, basic EPS is adjusted for the assumed issuance of all potentially dilutive share-based awards, including stock options, restricted stock, RSUs, and PSUs. The computations of basic and diluted EPS for periods prior to the separation were calculated using the shares distributed and retained by RRD on October 1, 2016.  The same number of shares was used to calculate basic and diluted earnings per share since there were no LSC Communications equity awards outstanding prior to the separation.

The following table shows the calculation of basic and diluted EPS, as well as a reconciliation of basic shares to diluted shares:

	2017	2016	2015
Net (loss) income per common share:
Basic	$(1.69)	$3.25	$2.27
Diluted	$(1.69)	$3.23	$2.27
Dividends declared per common share	$1.00	$0.25	$—
Numerator:
Net (loss) income	$(57)	$106	$74
Denominator:
Weighted-average number of common shares outstanding	33.8	32.5	32.4
Dilutive options and awards	—	0.3	—
Dilutive weighted-average number of common shares outstanding	33.8	32.8	32.4